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                                                                   EXHIBIT 23.14

                         INDEPENDENT AUDITOR'S CONSENT


         We consent to the use in this Form S-1 Registration Statement of Dransfield China Paper Corporation of our report dated December 13, 1996, appearing in the Prospectus, which is part of this Registration Statement.

                                        /S/ HOGAN & SLOVACEK

Oklahoma City, Oklahoma
January 21, 1997